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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): September 22, 2005


                           CENTRAL FEDERAL CORPORATION
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                      0-25045                34-1877137
           --------                      -------                ----------
(State or Other Jurisdiction           (Commission            (IRS Employer
       of Incorporation)               File Number)       Identification Number)


    2923 Smith Road, Fairlawn, Ohio             44333           (330) 666-7979
    -------------------------------             -----           --------------
(Address of Principal Executive Offices)     (Zip Code)          (Registrant's
                                                               Telephone Number)

                                 Not Applicable
                               -----------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 2.06 MATERIAL IMPAIRMENTS

     (a) On September 22, 2005 the registrant determined that goodwill and other intangible assets related to the October 2004 acquisition of Reserve Mortgage Services, Inc. (Reserve) were impaired and recorded the impairment loss. On September 27, 2005 the registrant issued a press release announcing the amount and reasons for the impairment charge. A copy of the press release is included as Exhibit 99 to this report.

     (b)  The amount of the impairment is $1.9 million.

     (c)  None.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

            99 Press release issued on September 27, 2005 announcing the impairment loss.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Central Federal Corporation

 Date:  September 27, 2005             By: /s/ Therese Ann Liutkus
                                           -----------------------------------
                                           Therese Ann Liutkus, CPA
                                           Treasurer and Chief Financial Officer